SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


Lehman Brothers Institutional Funds Group Trust
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:




                                         -2-

P R E L I M I N A R Y    C O P Y

     LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST{PRIVATE }
     PRIME MONEY MARKET FUND


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
     TO BE HELD NOVEMBER 13, 1996



     A Special Meeting of the shareholders of the Prime Money Market Fund (the "Fund"), a portfolio of Lehman Brothers Institutional Funds Group Trust (the
"Trust"), will be held at                                        , on November
                          ---------------------------------------
13, 1996. A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the meeting is to consider and vote on the following matters:

Approval of an investment advisory agreement between Federated Management and the Trust with respect to the Fund;

Election of thirteen Trustees to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified; and

Such other business as may properly come before the meeting or any adjournment thereof.




                                         -3-
     The Board of Trustees has fixed October 5, 1996, as the record date for determination of shareholders entitled to vote at the meeting.


                              By Order of the Board of Trustees


                  , 1996                Patricia L. Bickimer
- ------------------
                                   Secretary






{PRIVATE }     SIGN, DATE AND RETURN THE ENCLOSED PROXY
PROMPTLY
     TO AVOID ADDITIONAL EXPENSE.

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.






                                         -4-

     LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST{PRIVATE }
     PRIME MONEY MARKET FUND
     ONE EXCHANGE PLACE
     53 STATE STREET
     BOSTON, MASSACHUSETTS  02109


     PROXY STATEMENT


     The enclosed proxy is solicited on behalf of the Board of Trustees of the Prime Money Market Fund (the "Fund"), a portfolio of Lehman Brothers Institutional Funds Group Trust (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the special meeting of shareholders to be held on
November 13, 1996 at           p.m. (Eastern Standard Time) at
                     ---------
                               (the "Special Meeting").  Proxies are solely
- ------------------------------
being solicited by mail without assistance from specially engaged employees or paid solicitors.

     On October 5, 1996, the Fund had outstanding               shares
                                                  -------------
(       Class A Shares,         Class B Shares,        Class C Shares and
 -------                -------                 ------                    -----
Class E Shares) of beneficial interest (the "Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on October 5, 1996 (the "Shareholders") will be entitled to notice of and the right to vote at the Special Meeting. A majority of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting. Shares of all four classes of the Fund (A Shares,


                                         -5-
B Shares, C Shares and E Shares) shall be voted as a single class of Shares for purposes of Proposal 1, relating to the approval of an investment advisory agreement. With respect to Proposal 2, relating to the election of Trustees, all shares of the Trust shall be voted as a single class for the election of Trustees.

     The items submitted to the Shareholders at the Special Meeting are undertaken as part of a business arrangement by and between Federated Investors and Lehman Brothers Global Asset Management Inc. ("LBGAM") pursuant to which LBGAM has entered into a non-compete agreement whereby LBGAM will discontinue advising money market funds, subject to certain conditions. Following the transactions, LBGAM will assist Federated Investors in providing services to shareholders for which LBGAM will receive fees paid by Federated Investors and/or mutual funds in which the Shareholders are invested. In addition, if Shareholders approve the proposals outlined in this Proxy Statement, it is anticipated that the name of Lehman Brothers Institutional Funds Group Trust will change to "Money Market Obligations Trust II," which reflects the fact that LBGAM no longer manages the various portfolios, including the Fund. The name of the Fund is expected to change to Prime Cash Obligations Fund.

     If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the individuals named as proxies will vote your Shares in accordance with your instructions. If you return your proxy with no voting instructions, your Shares will be voted affirmatively for the Proposals described in this proxy statement.

     A prospectus for the appropriate class of Shares of the Fund, which includes audited financial statements, has been previously mailed to Shareholders. The Board of Trustees proposes to mail this proxy statement and


                                         -6-
the enclosed notice of meeting and proxy card on or about October 17, 1996. Copies of the Fund's 1996 annual report and semi-annual report as of January 31, 1996 and July 31, 1996, respectively, are available without charge upon request made by telephone (800) 368-5556.

APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN FEDERATED MANAGEMENT AND THE TRUST WITH RESPECT TO THE PRIME MONEY MARKET FUND.

     Shareholders are being asked to approve an investment advisory agreement between the Fund and Federated Management.

     The Fund's existing distributor is Lehman Brothers, a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., located at 3 World Financial Center, New York, New York 10285. The Fund's administrator and transfer agent is First Data Investor Services Corp. ("FDISC"), a wholly-owned subsidiary of First Data Corporation, located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109. Currently, the Fund's investment adviser is LBGAM, a New York corporation, located at 3 World Financial Center, New York, New York 10285. As part of a series of transactions between LBGAM and Federated Investors which are further described below, LBGAM made a recommendation that Federated Management, a Delaware business trust and an indirect wholly-owned subsidiary of Federated Investors, be retained as the Fund's investment adviser.
 The Trustees of the Trust, including Trustees who are not "interested persons," (the "Independent Trustees") under the Investment Company Act of 1940 (the "1940 Act"), then unanimously voted to recommend that the Shareholders of the Fund approve an investment advisory agreement between Federated Management and the Trust with respect to the Fund (the "Proposed Advisory Agreement").

COMPARISON OF THE PROPOSED ADVISORY AGREEMENT AND THE CURRENT ADVISORY AGREEMENT


                                         -7-

     The terms and conditions of the current advisory agreement between the Trust and LBGAM (the "Current Advisory Agreement") are comparable in all material respects to those of the Proposed Advisory Agreement. A copy of the Proposed Advisory Agreement is attached as Exhibit A. The Current Advisory Agreement of the Fund is dated February 1, 1996, and was last approved by the Shareholders of the Fund on January 31, 1996.

     Subject to the direction of the Board of Trustees of the Trust, the Declaration of Trust, the Trust's By-Laws and Registration Statement and the Fund's fundamental investment policies, under the Proposed Advisory Agreement, Federated Management will be required to provide investment research and supervision of the investments of the Fund and to conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets. Under the Proposed Advisory Agreement, Federated Management may appoint and employ or contract with such other persons, including sub-advisers, at its own cost and expense as it shall determine, in order to assist it in carrying out the Proposed Advisory Agreement.

     The Proposed Advisory Agreement will, as does the Current Advisory Agreement, provide that the investment adviser thereunder is not liable for any act or omission connected with the rendering of services under the Proposed Advisory Agreement, for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. Federated Management is also put on notice by the terms of the Proposed Advisory Agreement that the obligations of the Fund are limited to the assets of the Fund and Federated Management agrees not to seek satisfaction of any such obligation from the assets of any other fund of the


                                         -8-
Trust, shareholders of any fund of the Trust, the Trustees, or officers, employees or agents of the Trust. Similar notice is given to LBGAM under the Current Advisory Agreement.

     The Proposed Advisory Agreement will continue in effect for an initial term of two years from the date of execution and for successive annual periods thereafter, provided that the continuance is specifically approved at least annually by either: (a) the vote of a majority of the Independent Trustees of the Trust; or (b) the vote at an annual or special meeting of shareholders of a majority of the outstanding voting securities of the Fund (a "1940 Act Majority"), defined as (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such Fund, whichever is less. The Current Advisory Agreement also had an initial term of two years, but is now continued on a year-to-year basis in the same manner as the Proposed Advisory Agreement. The Proposed Advisory Agreement is terminable without penalty by the Trustees or by a 1940 Act Majority on 60 days' written notice to Federated Management. The Proposed Advisory Agreement is also terminable automatically in the event of its "assignment" as defined in the 1940 Act.

     The Proposed Advisory Agreement states that it will be governed in accordance with the laws of the Commonwealth of Pennsylvania and that each provision of such Agreement is independent of all other provisions.



THE ADVISORY FEE AND OTHER EXPENSES



                                         -9-
     The rate of the advisory fee payable pursuant to the Proposed Advisory Agreement, as recommended for approval by the Shareholders of the Fund, is identical to the rate of the advisory fees payable pursuant to the Current Advisory Agreement. Both provide for a maximum fee, computed daily and paid monthly, equal to 0.20% per annum of the Fund's average daily assets. During the last fiscal year ended January 31, 1996, LBGAM was entitled to receive $4,452,829 in advisory fees. Under the Current Advisory Agreement, LBGAM has agreed to fee waivers and expense reimbursements in any year during which the Fund's expenses exceed the limitation imposed by any state blue sky authority having jurisdiction over the Fund. No such provision is contained in the Proposed Advisory Agreement.

     With respect to other expenses, under both Agreements, the Fund is responsible for virtually all types of expenses associated with the Fund, but only the Current Advisory Agreement provides for expense reimbursement in order to meet Fund expense ratio limitations.

FEDERATED MANAGEMENT

     Federated Management is an investment adviser registered under the Investment Advisers Act of 1940. Federated Management acts as investment adviser to 25 investment companies, many with multiple portfolios or series. It is an indirect, wholly-owned subsidiary of Federated Investors, a Delaware business trust which, together with its affiliates, has approximately
$70 billion in assets under management. Founded in 1955, Federated has been serving the needs of investors for over 41 years. Federated has also been managing the short-term assets of institutional investors for over 20 years, having created one of the first institutional money market funds in 1976. All of the Class A shares (voting) of Federated Investors are owned by a trust, the


                                        -10-
trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue. Officers and Trustees of Federated Portfolios who own Class B shares (non-voting) of Federated Investors, their positions with Federated Investors, and the number of shares beneficially owned by such persons, are as follows:
John F. Donahue, Trustee, Chairman and Chief Executive Officer (1,823,547);
J. Christopher Donahue, Trustee, President and Chief Operating Officer (1,051,483); Richard B. Fisher, Trustee, Executive Vice President and Assistant Secretary (800,000); Edward C. Gonzales, Trustee, Vice Chairman and Treasurer (400,000); John W. McGonigle, Trustee, Executive Vice President, General Counsel and Secretary (1,000,000) and David M. Taylor, Trustee and Senior Vice President (140,000).

     Of the investment company series for which Federated Management has investment adviser responsibility, two (2) are offered primarily to institutional investors and have similar investment objectives to that of the Fund. The following is a table by Fund size indicating the rate of compensation paid to Federated Management by such funds.

                              FUND SIZE (MILLIONS)     ADVISORY FEE   WAIVERS

     Rated Prime Fund/Inst'l with Sub-Accounts
     Automated Cash Management Trust              $1,295         0.50%
     0.28%

     Rated Prime Fund/Inst'l With Omnibus Accounts
     Prime Obligations Fund (Institutional Shares)          $2,994         0.20%
          0.11%
     Prime Obligations Fund (Institutional Service Shares)  $1,666         0.20%
          0.11%


                                        -11-

     The following table lists the name, current position with Federated Management, address and principal occupation of each Trustee and of the principal executive officer of Federated Management.
                                               POSITION WITH
                                               FEDERATED
     NAME (AGE)            ADDRESS        MANAGEMENT;
                                               PRINCIPAL
                                          OCCUPATION
John F. Donahue (71)  Federated           Trustee and Chairman;
                      Investors Tower     Chairman and Trustee,
                      Pittsburgh,         Federated Investors
                      Pennsylvania
                      15222-3779
J. Christopher        Federated           Trustee, Chief
Donahue (46)          Investors Tower     Executive Officer and
(son of John F.       Pittsburgh,         Chief Operating
Donahue)              Pennsylvania        Officer; President and
                      15222-3779          Trustee, Federated
                                          Investors.
John W. McGonigle     Federated           Trustee; Executive
(56)                  Investors Tower     Vice President,
                      Pittsburgh,         Secretary, General
                      Pennsylvania        Counsel and Trustee,
                      15222-3779          Federated Investors.
Mark D. Olson (51)    Wilson,             Trustee; Partner,
                      Halbrook & Bayard   Wilson Halbrook &
                      107 W. Market       Bayard (law firm).
                      Street


                                        -12-
                      Georgetown,
                      Delaware  19947


AFFILIATED BROKERS AND OTHER AFFILIATED PERSONS

     Affiliated brokers and other "affiliated persons" of the Fund (as defined in the 1940 Act) during the Trust's fiscal year ended January 31, 1996, received no commissions or other payments from the Fund.

     At the meeting of the Board of Trustees held on September 6, 1996, the Trustees, including the Independent Trustees, unanimously voted to recommend that the Shareholders of the Fund approve the Proposed Advisory Agreement. It is anticipated that, if the proposals contained herein are approved, Federated will request, and the Board of Trustees will vote to enter into new service contracts for transfer agency, portfolio accounting and administrative services with affiliates of Federated, as well as a new Distribution Agreement with
Federated Securities Corp.    In deciding to recommend that the Shareholders
approve the Proposed Advisory Agreement, the Board took into consideration a number of factors, including (1) the capabilities and resources of Federated Management, (2) the comparative investment performance of similar funds managed by Federated Management, (3) the commitment of Federated Management to maintain and enhance its position in the money fund business and (4) the decision by LBGAM to seek to discontinue managing money market funds.

     The Board concluded to recommend that the shareholders of the Portfolio vote to approve the Proposed Advisory Agreement. This conclusion was based on a number of factors, including the following:



                                        -13-
     1. The change in investment adviser could permit the shareholders of the Fund to pursue substantially the same investment goals in a larger fund based upon the commitment of Federated Management to devote resources to seek to attract a broader group of investors. A larger fund should enhance the ability of portfolio managers to effect their portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant ability to spread investment risks over a larger number of portfolio issues. In addition, the larger aggregate net assets should enable the Fund to obtain the benefits of economies of scale.

     2. The change in investment adviser would provide the shareholders of the Fund with the investment advisory services of Federated Management. Federated Management and its affiliates manage over 100 mutual funds, including 48 money market funds with assets of $43 billion. Federated Investors is one of the largest institutional service providers in the United States. Federated Investors has been providing advisory services for over 41 years and has been managing the short-term assets of institutional investors for over 20 years, having created one of the first institutional money market funds in 1976.

     3. LBGAM has undertaken to cap the Fund's total operating expense ratio at .18%, which can be changed at any time. As a result of the approval of the Proposed Advisory Agreement the expense ratio is expected to increase by .02%, although the contractual advisory fee of Federated Management is the same as that of LBGAM. Federated Management will enter into a similar voluntary undertaking to cap the Fund's total operating expenses and, in addition, has agreed, for the two-year period following the approval of the Proposed Advisory Agreement, to cap the Fund's expense ratio at .35%, which is the same contractual expense cap that is provided by LBGAM.


                                        -14-

VOTE REQUIRED

     The affirmative vote of a 1940 Act Majority (defined above) of the outstanding voting securities of the Fund is required in order to approve the Proposed Advisory Agreement.

ELECTION OF TRUSTEES

     The Board of Trustees currently consists of six Trustees serving until the election and qualification of their successors. It is proposed that thirteen Trustees be added to the Board in connection with the change of the Fund's investment adviser to Federated Management described in Proposal 1 above.
Current trustees will not stand for re-election.   Three of the nominees are
affiliated with Federated Investors as discussed further below. All of the other nominees are Trustees or Directors of other investment companies managed by Federated Management.

NOMINEES, TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

     The following is a list of the nominees, Trustees and executive officers of the Fund. Information provided regarding the name, age, current position with the Fund and term of office, if any, principal occupation during the past five years, family relationships and directorships is required by law.

NOMINEES FOR TRUSTEES





                                        -15-
     NAME, AGE AND             RELATION TO FEDERATED INVESTORS
     FAMILY                    OR ANY OF ITS SUBSIDIARIES
RELATIONSHIPS

John F. Donahue           Trustee and Chairman of the Board of the
Age 71                    Trust; Chairman and Trustee, Federated
Father of J.              Investors, Federated Advisers, Federated
Christopher Donahue,      Management; Chairman and Director,
President of the Trust    Federated Research Corp. and Federated
                          Global Research Corp.; Chairman, Passport
                          Research Ltd.; Chief Executive Officer and
                          Director, Trustee or Managing General
                          Partner of 74 investment companies for
                          which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor (the ``Federated Fund
                          Complex'').

Thomas G. Bigley*         Trustee of the Trust; Director, Ober
Age 61                    Manufacturing Co.; Chairman of the Board,
                          Children's Hospital of Pittsburgh;
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within the Federated Fund Complex; formerly,
                          Senior Partner Ernst & Young LLP.

John T. Conroy, Jr.*      Trustee of the Trust; President,
Age 58                    Investment Properties Corporation; Senior
                          Vice President, John R. Wood and


                                        -16-
                          Associates, Inc., Realtors; President,
                          Northgate Village Development Corporation;
                          Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly, President Naples Property Management, Inc.

William J. Copeland*      Trustee of the Trust; Director and member
Age 77                    of the Executive Committee, Michael Baker,
                          Inc.; Director, Trustee or Managing
                          General Partner of 74 investment companies within the Federated Fund Complex;
                          formerly, Vice Chairman and Director, PNC
                          Bank, N.A., and PNC Bank Corp. and
                          Director, Ryan Homes, Inc.

J. Christopher Donahue    Trustee and President of the Trust,
Age 46                    President and Trustee, Federated
Son of John F. Donahue,   Investors, Federated Advisers, Federated
Chairman of the Trust     Management and Federated Research;
                          President and Director, Federated Research
                          Corp. and Federated Global Research Corp.;
                          President Passport Research Ltd.; Trustee,
                          Federated Administrative Services,
                          Federated Services Company, and Federated
                          Shareholder Services; President or
                          Executive Vice President of the Funds;


                                        -17-
                          Director, Trustee, or Managing General
                          Partner of certain investment companies
                          within the Federated Fund Complex.

James E. Dowd*            Trustee of the Trust; Attorney-at-law;
Age 73                    Director, The Emerging Germany, Inc.,
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within the Federated Fund Complex.

Lawrence D. Ellis, M.D.   Trustee of the Trust; Professor of
Age 62                    Medicine and Member Board of Trustees,
                          University of Pittsburgh Medical Center-
                          Downtown; Member, Board of Directors,
                          University of Pittsburgh Medical Center;
                          formerly Hematologist, Oncologist, and
                          Internist, Presbyertain and Montefiore
                          Hospitals; Director, Trustee, or Managing
                          General Partner of 74 investment companies within the Federated Fund Complex.

Edward L. Flaherty,       Trustee of the Trust; Attorney-at-law;
Jr.*                      Shareholder, Henny, Kochuba, Meyer and
Age 71                    Flaherty; Director, Eat `N Park
                          Restaurants, Inc., and Statewide
                          Settlement Agency, Inc.; Director,
                          Trustee, or Managing General Partner of 74 investment companies within the Federated
                          Fund Complex; formerly, Counsel, Horizon


                                        -18-
                          Financial, F.A., Western Region.

Peter E. Madden*          Trustee of the Trust; Consultant; State
Age 53                    Representative, Commonwealth of
                          Massachusetts; Director, Trustee, or
                          managing General Partner of 74 investment companies within the Federated Fund
                          Complex; formerly President, State Street
                          Bank and Trust Company and State Street
                          Boston Corporation.

Gregor F. Meyer*          Trustee of the Trust; Attorney-at-law;
Age 68                    Shareholder, Henny, Kochuba, Meyer and
                          Flaherty; Chairman, Meritcare, Inc.;
                          Director, Eat `N Park Restaurants, Inc.;
                          Director, Trustee or Managing General
                          Partner of 74 investment companies within the Federated Fund Complex.

John E. Murray, Jr.*      Trustee of the Trust; President and Law
Age 62                    Professor, Duquesne University; Consulting
                          Partner, Mollica, Murray and Hogue;
                          Director, Trustee or Managing General
                          Partner of 74 investment companies within
                          the Federated Fund Complex.
Wesley W. Posvar*         Trustee of the Trust; Professor,
Age 70                    International Politics and Management
                          Consultant; Trustee, Carnegie Endowment
                          for International Peace, RAND Corporation,


                                        -19-
                          Online Computer Library Center, Inc., and
                          U.S. Space Foundation; Chairman, Czecho
                          Management Center; Director, Trustee or
                          Managing General Partner of 74 investment companies within the Federated Fund Complex; President Emeritus, University of Pittsburgh, founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.

Marjorie P. Smuts*        Trustee of the Trust; Public
Age 60                    relations/marketing consultant; Conference
                          Coordinator, Non-profit entities;
                          Director, Trustee, or Managing General
                          Partner of 74 investment companies within the Federated Fund Complex.


     The foregoing individuals are being nominated as trustees in connection with the transaction between LBGAM and Federated Investors referred to under Proposal 1 whereby Federated Management would assume the role of the Fund's investment adviser. If Federated Management becomes the Fund's investment adviser, the Trustees believe that appointing representatives from other areas within the Federated Investors' organization would help the transition run smoothly. Furthermore, the Trustees consider the addition of personnel of Federated Investors to be a means of facilitating day-to-day management of the Fund.



                                        -20-
     As part of the overall business agreement between Federated Investors and LBGAM, Federated Management has also been recommended to assume the role of investment adviser with respect to two other portfolios of Lehman Brothers Institutional Funds Group Trust, the Prime Value Money Market Fund and the Municipal Money Market Fund. Also pursuant to that agreement, the assets of several other portfolios of Lehman Brothers Institutional Funds Group Trust, the Government Obligations Fund, Treasury Instruments Money Market Fund II and the Tax-Free Money Market Fund, are proposed to be reorganized into Federated Investors portfolios which are part of its Money Market Obligations Trust. A third part of the transaction involves the transfer of assets from Lehman Brothers' retail money market funds to funds of Federated Investors with similar objectives through a negative consent process.

     Some of the nominees for election as Trustees are executive officers of and employed by Federated Investors. To the extent that employees of Federated will benefit from the entire transaction with LBGAM, the nominees may be deemed to have an indirect material interest in such arrangement. Similarly, Messrs. Carbone and Gordon, Trustees, and Messrs. Winters and Rabiecki, Executive Officers, are employees of Lehman Brothers and LBGAM, respectively, and as such may be deemed to have an indirect material interest in the transaction.

TRUSTEES NOT STANDING FOR ELECTION

                      POSITIONS WITH           RELATION TO
     NAME AND AGE     REGISTRANT AND      FEDERATED INVESTORS
                           BUSINESS            OR ANY OF ITS
                      EXPERIENCE          SUBSIDIARIES
James A. Carbone, 43  Managing                 None


                                        -21-
                      Director,
                      Lehman Brothers
Andrew Gordon, 42     Co-Chairman of           None
                      the Board,
                      Trustee and
                      President of
                      Lehman Brothers
                      Institutional
                      Funds Group
                      Trust; Managing
                      Director, Lehman
                      Brothers
Charles Barber,* 79   Trustee*, Lehman         None
                      Brothers
                      Institutional
                      Funds Group
                      Trust; former
                      Chairman of the
                      Board, ASARCO,
                      Inc.
                                               None
Burt N. Dorsett,* 65  Trustee*, Lehman
                      Brothers
                      Institutional
                      Funds Group
                      Trust; Managing
                      Partner, Dorsett
                      McCabe Capital
                      Management, Inc.,


                                        -22-
                      an investment
                      counseling firm;
                      Director,
                      Research
                      Corporation
                      Technologies, a
                      non-profit
                      patent-clearing
                      and licensing
                      operation;
                      formerly
                      President,
                      Westinghouse
                      Pension
                      Investments
                      Corporation;
                      formerly
                      Executive Vice
                      President and
                      Trustee, College
                      Retirement
                      Equities Fund,
                      Inc., a variable
                      annuity fund; and
                      formerly
                      Investment
                      Officer,
                      University of
                      Rochester


                                        -23-
Edward J. Kaier,* 50  Trustee*, Lehman         None
                      Brothers
                      Institutional
                      Funds Group
                      Trust; Partner
                      with the law firm
                      of Hepburn,
                      Willcox,
                      Hamilton & Putnam
S. Donald Wiley,* 69  Trustee*, Lehman         None
                      Brothers
                      Institutional
                      Funds Group
                      Trust; Vice
                      Chairman and
                      Trustee,
                      H.J. Heinz
                      Company
                      Foundation
* Independent Trustee

     None of the nominees and none of the current Trustees, with the exception of Messrs. Carbone and Gordon, have any material direct or indirect interest in the Fund's current principal underwriter or administrator. As noted above, however, if Shareholders approve the proposals described in this proxy statement, the Board of Trustees is expected to vote to enter into new transfer agency, portfolio accounting, administration and distribution agreements with entities that are affiliated with Federated Management. None of the nominees


                                        -24-
except John F. Donahue, J. Christopher Donahue and Lawrence D. Ellis, M.D. has any material direct or indirect interest in the new administrator or principal
underwriter.   Except as described above, none of the nominees has any material direct or indirect interest in the investment adviser or any person controlling, controlled by, or under common control with the investment adviser.

     During the fiscal year ended January 31, 1996, the Trust's Board met four times. All Trustees attended at least 75 percent of the meetings.

     The Trust has a standing Audit Committee which consists of Messrs. Barber, Dorsett, Kaier and Wiley, all of whom are Independent Trustees. The function of the Audit Committee is to meet annually with the Trust's independent auditors to review the financial statements of the Trust's portfolios. The Audit Committee met one time during the fiscal year ended January 31, 1996.

     The Trust also has a Nominating Committee consisting of Messrs. Barber, Dorsett, Kaier and Wiley. Its function is to nominate independent trustees to fill vacancies that occur on the Board of Trustees of Lehman Brothers Institutional Funds Group Trust. The Committee did not meet during the fiscal year ended January 31, 1996.

EXECUTIVE OFFICERS

                      POSITIONS WITH           RELATION TO
     NAME AND AGE     REGISTRANT AND      FEDERATED INVESTORS
                           BUSINESS            OR ANY OF ITS
                      EXPERIENCE          SUBSIDIARIES
John M. Winters, 46   Vice President           None
                      and Investment


                                        -25-
                      Officer, Lehman
                      Brothers
                      Institutional
                      Funds Group
                      Trust; Investment
                      Officer, Senior
                      Vice President
                      and Senior Money
                      Market Portfolio
                      Manager, Lehman
                      Brothers Global
                      Asset Management,
                      Inc.; formerly
                      Product Manager
                      with Lehman
                      Brothers Capital
                      Markets Group
Nicholas Rabiecki     Vice President           None
III, 39               and Investment
                      Officer, Lehman
                      Brothers
                      Institutional
                      Funds Group
                      Trust; Vice
                      President and
                      Senior Portfolio
                      Manager, Lehman
                      Brothers Global
                      Asset Management,


                                        -26-
                      Inc.; formerly
                      Senior Fixed-
                      Income Portfolio
                      Manager with
                      Chase Private
                      Banking
Michael C. Kardok,    Treasurer, Lehman        None
36                    Brothers
                      Institutional
                      Funds Group
                      Trust; Vice
                      President, First
                      Data Investor
                      Services Group,
                      Inc.; prior to
                      May 1994, Vice
                      President, The
                      Boston Company
                      Advisors, Inc.
Patricia L.           Secretary, Lehman        None
Bickimer, 42          Brothers
                      Institutional
                      Funds Group
                      Trust; Vice
                      President and
                      Associate General
                      Counsel, First
                      Data Investor
                      Services Group,


                                        -27-
                      Inc.; prior to
                      May 1994, Vice
                      President and
                      Associate General
                      Counsel, The
                      Boston Company
                      Advisors, Inc.

     None of the executive officers was selected as such pursuant to any agreements nor has any executive officer entered into an employment contract or other compensatory agreement with the Fund.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

     The following table describes the compensation paid during the fiscal year ending January 31, 1996, to each member of the Board of Trustees of the Trust.

COMPENSATION TABLE

     The following table presents, for the fiscal year ended January 31, 1996, the compensation paid to, or accrued for, each of the Trust's Trustees. None of the Fund's most highly compensated executive officers had aggregate compensation of over $60,000 during this period.



                                        -28-

COMPENSATION TABLE
                                                               Total
                                                               Compensation
                                     Pension or                from Fund
                                     Retirement    Estimated   and Fund
                                     Benefits      Annual      Complex
                      Aggregate      Accrued       Benefits    (    Funds)
                                                                ---
                      Compensation   as part of    Upon        Paid to
Name and Position     From Fund      Fund          Retirement  Directors
                                     Expenses

James A. Carbone
Trustee and
Co-Chairman of the         $0             $0            N/A         $0
Board

Andrew Gordon
Trustee, Co-Chairman
of the Board and           $0             $0            N/A         $0
President

Charles Barber
Trustee                    $25,000        $0            N/A         $25,000

Burt N. Dorsett
Trustee                    $25,000        $0            N/A         $52,500

Edward J. Kaier
Trustee                    $25,000        $0            N/A         $25,000


                                        -29-

COMPENSATION TABLE
                                                               Total
                                                               Compensation
                                     Pension or                from Fund
                                     Retirement    Estimated   and Fund
                                     Benefits      Annual      Complex
                      Aggregate      Accrued       Benefits    (    Funds)
                                                                ---
                      Compensation   as part of    Upon        Paid to
Name and Position     From Fund      Fund          Retirement  Directors
                                     Expenses

S. Donald Wiley
Trustee                    $25,000        $0            N/A         $25,000



     The Fund does not have any compensation plans, including pension or retirement plans or any other defined benefit or actuarial plan in place.

     Trustees who are "interested persons" receive no compensation from the Fund for service as Trustees. Independent Trustees receive $20,000 in retainer fees per year, plus $1,250 per regular or special Board meeting attended. Trustees are also reimbursed for travel and out-of-pocket expenses.

VOTE REQUIRED

     Approval of Proposal 2 with respect to the Fund requires the affirmative vote of a 1940 Act Majority of outstanding voting securities of Lehman Brothers Institutional Funds Group Trust. The vote of Shareholders of the Fund will be


                                        -30-
aggregated with the votes of the Shareholders of the other series of Lehman Brothers Institutional Funds Group Trust in determining whether Proposal 2 is approved.

     INFORMATION RELATING TO VOTING MATTERS

QUORUM

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting, but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of Shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies for which they may vote "For" Proposal 1 in favor of adjournment, and they will vote those proxies required to be voted "Against" Proposal 1 against the adjournment.

     A quorum is constituted with respect to the Fund by the presence in person or by proxy of holders of more than 50% of the outstanding Shares of the Fund. Proxies properly executed and marked with a negative vote or an abstention will be considered present at the Special Meeting for purposes of determining the existence of a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. With respect to each proposal, broker non-votes and abstentions will both be considered to be abstentions.

NO DISSENTER'S RIGHT OF APPRAISAL



                                        -31-
     Shareholders of the Fund have no appraisal rights under the Trust's Declaration of Trust or under the laws of the Commonwealth of Massachusetts. Shareholders have the right, however, to redeem their Fund shares at any time at net asset value.

REJECTION OF A PROPOSAL

     If Shareholders vote to reject either Proposal 1 or Proposal 2, the Trustees will not authorize any action to be taken with respect to a Proposal approved by Shareholders. Because the proposed adoption of a new advisory contract and the election of Trustees are intended, together, to allow for a change in the management of the Fund, the rejection of either Proposal would frustrate the overall business plan.

     OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those described above. However, if any other matters properly come before the meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion.

     The Fund's principal accountant/independent auditor is Ernst & Young, LLP, 200 Clarendon Street, Boston, MA 02116-5072. Representatives of Ernst & Young will not be present at the Special Meeting.

     The following list indicates the beneficial ownership of shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of each of the four classes of Shares of the Fund as of October 5, 1996. Also included are the amounts of beneficial ownership of the


                                        -32-
Fund's Shares held by directors and executive officers of the Fund. Directors or executive officers not listed do not have any beneficial ownership of the Fund.


Title of      Name and       Amount and     Percent
Class         Address of     Nature of      of Class
              Beneficials    Beneficals
              Owner          Ownership




     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Trustees intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     The cost of preparing and mailing the notice of meeting, this proxy statement, proxy cards and any additional proxy material has been or is to be borne by Federated.


                                        -33-

     If you do not expect to attend the Special Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                   By Order of the Trustees


                          , 1996             Patricia L. Bickimer
- --------------------------
                                   Secretary





     FIRST DATA INVESTOR           LEHMAN BROTHERS INSTITUTIONAL
     SERVICES GROUP, INC.     FUNDS GROUP TRUST
     ONE EXCHANGE PLACE            PRIME MONEY MARKET FUND
     53 STATE STREET               SPECIAL MEETING OF
     BOSTON, MASSACHUSETTS    SHAREHOLDERS
02109                              NOVEMBER 13, 1996

                              KNOW ALL PERSONS BY THESE PRESENTS
                              that the undersigned Shareholder of
                              PRIME MONEY MARKET FUND, a
                              portfolio of Lehman Brothers
                              Institutional Fund Group Trust,
                              hereby appoints



                                        -34-
                              or any of them, true and lawful
                              attorneys, with power of
                              substitution of each, to vote all
                              shares of PRIME MONEY MARKET FUND,
                              a portfolio of Lehman Brothers
                              Institutional Fund Group Trust,
                              which the undersigned is entitled
                              to vote, at the Special Meeting of
                              Shareholders to be held on November
                              13, 1996, at
                                                        , at
                              --------------------------
                                       .m., and at any
                              ------ --
                              adjournment thereof.

                              Discretionary authority is hereby
                              conferred as to all other manners
                              as may properly come before the
                              Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE ATTORNEYS NAMED WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICE MADE ON THIS BALLOT. IF THIS PROXY IS RETURNED AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS X     KEEP THIS
PORTION FOR YOUR RECORDS


                                        -35-


     PRIME MONEY MARKET FUND  DETACH AND RETURN THIS PORTION ONLY


{PRIVATE }
     VOTE ON
PROPOSAL

  FOR
     AGAINST
     ABSTAIN
"    "    "         1.   APPROVAL OF AN INVESTMENT
               ADVISORY AGREEMENT BETWEEN FEDERATED
               MANAGEMENT AND THE TRUST WITH RESPECT TO
               THE PRIME MONEY MARKET FUND.
"    "    "         2.   ELECTION OF TRUSTEES TO SERVE
               UNTIL THE NEXT ANNUAL MEETING OF
               SHAREHOLDERS AND UNTIL THEIR SUCCESSORS
               HAVE BEEN ELECTED AND QUALIFIED.  VOTE IS
               MADE FOR THE ELECTION OF ALL NOMINATED
               TRUSTEES LISTED EXCEPT THOSE WHOSE NAME IS
               STRIKED OUT: J.F. DONAHUE, T.G. BIGLEY,
               J.T. CONROY, JR., W.J. COPELAND, J.C.
               DONAHUE, J.E. DOWD, L.D. ELLIS, M.D., E.L.
               FLAHERTY, JR., P.E. MADDEN, G.F. MEYER,
               J.E. MURRAY, JR., W.W. POSVAR, AND M.P.
               SMUTS.




                                        -36-
     PLEASE SIGN EXACTLY S YOUR NAME(S) APPEAR BELOW. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, GUARDIAN, TRUSTEE, CUSTODIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION OR PARTNERSHIP, PLEASE SIGN THE FULL NAME BY AN AUTHORIZED OFFICER OR PARTNER. IF SHARES ARE OWNED JOINTLY, ALL PARTIES SHOULD SIGN.




     SIGNATURE           SIGNATURE (JOINT OWNERS)      DATE